UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 13, 2007
Blackboard Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50784	52-2081178

(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

1899 L Street, N.W., Washington, D.C.	20036

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (202) 463-4860

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
          On February 28, 2006, Blackboard Inc. (“Blackboard”) completed its acquisition of all the issued and outstanding shares of WebCT, Inc. and subsidiaries (“WebCT”). The following unaudited pro forma condensed combined consolidated statement of operations has been prepared to give effect to the completed acquisition, which was accounted for as a purchase business combination in accordance with Statement of Financial Accounting Standards No. 141 (“SFAS 141”), “Business Combinations”.
          The following unaudited pro forma condensed combined consolidated statement of operations for the year ended December 31, 2006 is derived from the audited consolidated statement of operations of Blackboard for the fiscal year ended December 31, 2006 and the unaudited consolidated statement of operations of WebCT for the two months ended February 28, 2006. The assumptions, estimates and adjustments herein have been made solely for purposes of developing this pro forma financial statement.
          The unaudited pro forma condensed combined consolidated statement of operations for the year ended December 31, 2006 gives effect to the merger of Blackboard and WebCT as if it had occurred on January 1, 2006.
          The merger was accounted for under the purchase method of accounting in accordance with SFAS 141. Under the purchase method of accounting, the total purchase price, calculated as described in Notes 1 and 2 to this unaudited pro forma condensed combined consolidated statement of operations, is allocated to the net tangible and intangible assets of WebCT acquired in connection with the merger, based on their estimated fair values as of the effective date of the merger. Management’s estimates of the fair value of tangible and intangible assets acquired and liabilities assumed were based, in part, on third-party valuations.
          The unaudited pro forma condensed combined consolidated statement of operations should be read in conjunction with the historical audited consolidated financial statements and related notes of Blackboard, and “Management’s Discussions and Analysis of Financial Condition and Results of Operations” contained in Blackboard’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, filed on February 23, 2007, as well as the historical audited consolidated financial statements and related notes of WebCT as of December 31, 2004 and 2005 and for each of the three years ended December 31, 2005, which are attached here to as Exhibit 99.1. The unaudited pro forma condensed combined consolidated statement of operations are not intended to represent or be indicative of the consolidated results of operations of Blackboard that would have been reported had the merger been completed as of the dates presented, and should not be construed as representative of the future consolidated results of operations or financial condition of the merged entity.
          The audited consolidated financial statements of WebCT previously filed as Exhibit 99.1 to Amendment No. 1 to the Current Report on Form 8-K/A dated May 9, 2006 are attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits
(a)      Consolidated Financial Statements of Business Acquired
          The following financial statements of WebCT, Inc. are attached hereto as Exhibit 99.1 and are incorporated herein by reference:

Report of Independent Auditors
Consolidated Balance Sheets as of December 31, 2004 and December 31, 2005
Consolidated Statements of Operations for each of the three years ended December 31, 2005
Consolidated Statements of Redeemable Convertible Preferred Stock and Stockholders’ Deficit for each of the three years ended December 31, 2005
Consolidated Statements of Cash Flows for each of the three years ended December 31, 2005
Notes to the Consolidated Financial Statements
(b)      Pro Forma Financial Information
          The unaudited pro forma condensed combined consolidated statement of operations of Blackboard Inc. and WebCT, Inc. for the year ended December 31, 2006 are attached hereto as Exhibit 99.2 and are incorporated herein by reference.
(d)      Exhibits

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Financial statements listed in Item 9.01(a).

99.2	Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations of Blackboard Inc. and WebCT, Inc. for the Year Ended December 31, 2006.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKBOARD INC.
Date: June 13, 2007	By:	/s/ Michael Beach
		Name:	Michael Beach
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Financial statements listed in Item 9.01(a).

99.2	Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations of Blackboard Inc. and WebCT, Inc. for the Year Ended December 31, 2006.